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                                                                   EXHIBIT 10.72

                               FIRST AMENDMENT TO
                       ASSET AND STOCK PURCHASE AGREEMENT

          FIRST AMENDMENT TO ASSET AND STOCK PURCHASE AGREEMENT, dated as of September 10, 2002 (the "FIRST AMENDMENT"), by and among Budget Group, Inc., a Delaware corporation ("SELLER"), the Subsidiaries of Seller listed on SCHEDULE 1 (collectively with Seller, "SELLER PARTIES"), Cendant Corporation, a Delaware corporation ("PARENT"), and Cherokee Acquisition Corporation, a Delaware corporation ("BUYER").

          WHEREAS, Parent, Cherokee and Seller Parties have entered into the Asset and Stock Purchase Agreement, dated as of August 22, 2002 (the "PURCHASE AGREEMENT"); and

          WHEREAS, Parent, Cherokee and Seller Parties desire to amend the Purchase Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

          1. DEFINED TERMS. Capitalized terms used but not defined in this First Amendment shall have the respective meanings assigned thereto in the Purchase Agreement.

          2.   AMENDMENT TO THE PURCHASE AGREEMENT.

               (a)    The definition of the term "Cash Purchase Price" in
SECTION 1.1 OF THE PURCHASE AGREEMENT is hereby amended by replacing "$107,500,000" with "$110,000,000."

               (b) SECTION 2.5(a)(vi) OF THE PURCHASE AGREEMENT is hereby amended by adding", or on account of the fees and expenses, including the fees and expenses of attorneys and professionals, of the Indenture Trustees of (i) the 9 1/8% Senior Notes Due 2006, (ii) the 6.85% Convertible Subordinated Notes, Series B, Due 2007 and (iii) the Remarketable Term Income Deferrable Equity Securities Due 2028" after the words "Additional DIP Asset-Backed Financing" in the fourteenth line thereof.

               (c) SECTION 8.6(b)(i) OF THE PURCHASE AGREEMENT is hereby amended by adding the following proviso at the end of such Section:

          "; PROVIDED, FURTHER, that if Buyer terminates this Agreement pursuant to SECTIONS 8.3(a) or 8.3(b) and Buyer's recovery is not limited to $3,500,000 by virtue of the immediately preceding proviso (i) or (ii) above, Buyer shall be entitled to receive (A) 23.34% of the Termination Amount (I.E., $ 3,500,000) within two Business Days of such termination and (B)

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          76.66% of the Termination Amount (I.E., $11,500,000) upon the closing of an Alternative Transaction or (C) if no Alternative Transaction closes, such additional amount, not to exceed $11,500,000, as the Bankruptcy Court determines pursuant to a Final Order compensates Buyer and Parent for their reasonable pre-Petition and post-Petition attorneys', accountants' and financial advisors' fees and expenses) incurred in connection with the transaction contemplated by this Agreement (including their due diligence with respect to the Debtors, the Acquired Assets and the Assumed Liabilities, the drafting and negotiation of this Agreement (including the schedules and exhibits hereto and the Seller Parties Disclosure Schedule) and the Ancillary Agreements), such reasonableness to be determined from the point of view of a reasonable potential buyer of the Acquired Business after taking into account the actual payment of the $3,500,000 referred to above."

          3. CONTINUING EFFECT OF PURCHASE AGREEMENT. Except as specifically amended pursuant to this First Amendment, the provisions of the Purchase Agreement are and shall remain in full force.

          4. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and the executed counterparts taken together shall be deemed to be one originally executed document.

          5. GOVERNING LAW. Except to the extent the mandatory provisions of the Bankruptcy Code apply, this First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in such state without regard to principles of conflicts or choice of laws or any other law that would make the laws of any other jurisdiction other than the State of New York applicable hereto.

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          IN WITNESS WHEREOF, Parent, Cherokee and Seller Parties have caused this First Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                         BUDGET GROUP, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         CHEROKEE ACQUISITION
                                         CORPORATION


                                         By: /s/ Eric J. Bock
                                            ------------------------------
                                         Name: Eric J. Bock
                                         Tile: Secretary


                                         CENDANT CORPORATION


                                         By: /s/ Eric J. Bock
                                            ------------------------------
                                         Name: Eric J. Bock
                                         Title: Executive Vice President, Law
                                         and Corporate Secretary

                                         BGI AIRPORT PARKING, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         BGI SHARED SERVICES, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BGI SHARED SERVICES, LLC


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         VEHICLE RENTAL ACCESS
                                         COMPANY, LLC


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         PREMIER CAR RENTAL LLC


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         AUTO RENTAL SYSTEMS, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         RYDER TRS, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         RYDER MOVE MANAGEMENT, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         MASTERING THE MOVE REALTY, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         THE MOVE SHOP, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         RYDER RELOCATION SERVICES, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET STORAGE CORPORATION


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET RENT A CAR CORPORATION


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         CONTROL RISK CORPORATION


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         PHILIP JOCOBS INSURANCE AGENCY,
                                         INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET RENT-A-CAR
                                         INTERNATIONAL, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET CAR SALES, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         TCS PROPERTIES, LLC


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         IN MOTORS VI, LLC


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         VALCAR RENTAL CAR SALES, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         DIRECTORS ROW MANAGEMENT
                                         COMPANY, LLC


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         TEAM CAR SALES OF SOUTHERN
                                         CALIFORNIA, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         TEAM CAR SALES OF SAN DIEGO,
                                         INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         TEAM CAR SALES OF RICHMOND,
                                         INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         TEAM CAR SALES OF PHILADEPHIA,
                                         INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         TEAM CAR SALES OF DAYTON, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         TEAM CAR SALES OF CHARLOTTE,
                                         INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         WARREN WOOTEN FORD, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         PAUL WEST FORD, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         CARSON CHRYSLER PLYMOUTH
                                         DODGE JEEP EAGLE, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET SALES CORPORATION


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         RESERVATION SERVICES, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         TEAM REALTY SERVICES, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         TEAM HOLDINGS CORPORATION


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET RENT-A-CAR SYSTEMS, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET-RENT-A-CAR OF ST.LOUIS,
                                         INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUNGET-RENT-A-CAR OF THE
                                         MIDWEST, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         BVM, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         DAYTON AUTO LEASE COMPANY,
                                         INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         MOSIANT CAR SALES, INC.

                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         NYRAC INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         BUDGET RENT A CAR CARIBE
                                         CORPORATION


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET FLEET FINANCE
                                         CORPORATION


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         TRANSPORTATION AND STORAGE
                                         ASSOCIATES


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

                                         BRAC CREDIT CORPORATION


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President

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                                         TEAM FLEET SERVICES
                                         CORPORATION


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET RENT A CAR ASIA-PACIFIC,
                                         INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President


                                         BUDGET RENT A CAR OF JAPAN, INC.


                                         By: /s/ Robert L. Aprati
                                            ------------------------------
                                         Name: Robert L. Aprati
                                         Title: Executive Vice President